, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Imperial CMB Trust Series 1998-2 Collateralized Asset-Backed Bonds; File No. 333-38879.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of Imperial CMB Trust Series 1998-1 (as issuer under a series 1998-1 Indenture dated as of January 29, 1998, providing for, among other things, the issuance of Collateralized Asset-Backed Bonds Series 1998-1 is a Current Report on Form 8-K.

          The Series 1998-1 Collateralized Asset-Backed Bonds will include four classes (the "Bonds"): (i) Class A Bonds (the "Senior Bonds");
          (ii) Class M-1 Bonds and Class M-2 Bonds (together, the "Class M Bonds"); and (iii) Class B Bonds (the "Class B Bonds"; and together with the Class M Bonds, the "Subordinate Bonds"). The Bonds will represent obligations of the Imperial CMB Trust Series 1998-1 (the "Issuer"), which will be formed pursuant to a Trust Agreement to be dated as of January 16, 1998. The Bonds will be issued pursuant to an Indenture to be dated as of January 29, 1998, between the Issuer and Bankers Trust Company of California, N.A., the Indenture Trustee
         (the "Indenture

          The Bonds were registered under the Securities Act of 1933. As a result, the Registrant is subject to the filing requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The agent for Registrant will file, promptly after each Distribution Date (as defined in the Indenture), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date Report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          Within 90 days after the end of each fiscal year, the agent for the Registrant will file an annual report of Form 10-K, which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The agent for the Registrant will follow the above procedures except for any fiscal year as to which its reporting obligations under
          Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the agent for the Registrant will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Imperial CMB Trust Series 1998-1 Collateralized Asset-Backed Bonds Series, 1998-1.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  February 26, 1998


                        IMPERIAL CMB TRUST SERIES 1998-1
          (as issuer under the Indenture, dated as of January 29, 1998, providing for the issuance of Collaterialized Asset-Backed Bonds Series, 1998-1).


                        IMPERIAL CMB TRUST SERIES 1998-1
             (Exact name of Registrant as specified in its Charter)


                                     CALIFORNIA
                   (State or Other Jurisdiction of Incorporation)


              333-08439                                  33-0705301
              (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)


 		  20371 IRVINE AVENUE
 		  SANTA ANA, CALIFORNIA                      92707
              (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (714) 556-0122


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of February 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of March 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of April 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of May 25, 1998.


                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture, dated as of January 29, 1998.


          Date:  		 , 1998             By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

                                                                  Sequential
          Document                                                Page Number


          Monthly Remittance Statement to the Certificateholders
          dated as of February 25, 1998.                                    5

          Monthly Remittance Statement to the Certificateholders
          dated as of March 25, 1998.                                       5

          Monthly Remittance Statement to the Certificateholders
          dated as of March 25, 1998.                                       5

          Monthly Remittance Statement to the Certificateholders
          dated as of March 25, 1998.                                       5